UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2011 (March 31, 2011)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” or “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements.  Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01	Entry into a Material Definitive Agreement.

On March 31, 2011, Premier Power Renewable Energy, Inc. (the “Registrant”) and Esdras Ltd., a Cyprus corporation (“Esdras”), entered into an Amendment #1 (the “Amendment”) to that certain Share Exchange Agreement dated June 3, 2009 (the “Share Exchange Agreement”) entered into by the Registrant, Rupinvest Sarl (“Rupinvest”), a Luxembourg corporation and the Registrant’s wholly owned subsidiary, and Esdras that was attached as an exhibit to and previously described in the Current Report on Form 8-K the Registrant filed with the SEC on June 8, 2009, which is incorporated herein by reference.

The Amendment replaces in its entirety Exhibit A that was attached to the Share Exchange Agreement.  Exhibit A described how up to an aggregate 3,000,000 shares of the Registrant’s common stock were to be issued to Esdras as part of the Registrant’s payment to Esdras for 100% of the equity interests in Rupinvest.  The Amendment states that the Registrant will issue a total of 2,547,126 shares of its common stock to Esdras no later than May 15, 2011 (the “Esdras Shares”).  Esdras may not sell, assign, or pledge its Esdras Shares without the Registrant’s written authorization, a decision on which must be made by the Registrant within 5 business days of a request by Esdras, and which authorization must be granted if (i) Dean R. Marks, the Registrant’s Chairman and Chief Executive Officer, or Miguel de Anquin, the Registrant’s President, have, in the aggregate, sold any of their personal equity interests in the Registrant, in which case Esdras may sell, assign, or pledge an equal percentage interest in the Registrant, or (ii) the date is April 30, 2015 or such date has passed (the “Restriction”).  Under the Amendment, the Registrant will also renew, or cause to be renewed, the employment and Board terms of Marco Pulitano, Chief Executive Officer and a director of Rupinvest, and Giovanni Pulitano, Chief Operating Officer and a director of Rupinvest, through April 30, 2015.  If Marco Pulitano and Giovanni Pulitano are terminated without cause, then, beginning 6 months after such termination, the Restriction will no longer apply to the Esdras Shares.

The Amendment also terminates the Escrow Agreement entered into by the Registrant, Rupinvest, and Esdras on July 9, 2009, as amended.  The Escrow Agreement was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on July 15, 2009, and the description of the Escrow Agreement is incorporated herein by reference.  The Escrow Agreement was first amended on July 22, 2009, which amendment was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on July 23, 2009, and the description of which is incorporated herein by reference.  The Escrow Agreement was next amended on July 30, 2009, which amendment was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on August 5, 2009, and the description of which is incorporated herein by reference.  The Escrow Agreement was next amended on April 24, 2010, which amendment was described and attached as an exhibit to the Registrant’s Current Report on Form 8-K, which was filed with the SEC on April 27, 2010, and the description of which is incorporated herein by reference.

A copy of the Amendment is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

10.1	Amendment #1 to Share Exchange Agreement, dated March 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: April 6, 2011	By:	/s/ Frank J. Sansone
Frank J. Sansone Chief Financial Officer